EXHIBIT 99.2

Kerry Preete Vice President, U.S. Markets Deutsche Bank Basic Industries Conference April 2, 2003

Certain statements contained in this presentation, such as statements concerning the company's anticipated financial results, current and future product performance, regulatory approvals, currency impact, business and financial plans and other non-historical facts are "forward-looking statements." These statements are based on current expectations and currently available information. However, since these statements are based on factors that involve risks and uncertainties, the company's actual performance and results may differ materially from those described or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, among others: fluctuations in exchange rates and other developments related to foreign currencies and economies; increased generic and branded competition for the company's Roundup herbicide; the accuracy of the company's estimates and projections, for example, those with respect to product returns and grower use of our products and related distribution inventory levels; the effect of weather conditions and commodity markets on the agriculture business; the success of the company's research and development activities and the speed with which regulatory authorizations and product launches may be achieved; domestic and foreign social, legal and political developments, especially those relating to agricultural products developed through biotechnology; the company's ability to continue to manage its costs; the company's ability to successfully market new and existing products in new and existing domestic and international markets; the company's ability to obtain payment for the products that it sells; the company's ability to achieve and maintain protection for its intellectual property; the effects of the company's accounting policies and changes in generally accepted accounting principles; the company's exposure to lawsuits and other liabilities and contingencies, including those related to intellectual property, regulatory compliance (including seed quality), environmental contamination and antitrust; the company's ability to fund its short-term financing needs; general economic and business conditions; political and economic conditions due to threat of future terrorist activity and related military action; and other risks and factors detailed in the company's filings with the U.S. Securities and Exchange Commission. Undue reliance should not be placed on these forward-looking statements, which are current only as of the date of this presentation. The company disclaims any current intention to revise or update any forward-looking statements or any of the factors that may affect actual results, whether as a result of new information, future events or otherwise. Forward-Looking Statements

Highlights Continued leadership in Roundup Growing biotechnology business Leadership position in genomics and seeds Ongoing commitment to the broadest and deepest pipeline in the industry Conservative growth assumptions during a challenging transition period Monsanto Continues to Transform Agriculture

Dedicated To Delivering Earnings Commitments * Excludes cumulative effect of new accounting standard (FAS143), estimated charge of approximately $0.05 per share Full-year 2003 earnings guidance reconfirmed at $1.20 to $1.40 per share* First half reconfirmed at 85 percent to 90 percent of full-year guidance First quarter revised to 15 percent to 20 percent of full-year guidance, up from original projection of 10 percent

U.S. Agriculture Is Driven by Corn, Cotton and Soybean Production Source: USDA Corn Soybeans Wheat Cotton 2002 79.054 73.758 60.358 13.963 2003F 79 73.2 61.7 14.3 Total Seed and Chemical Production Costs by Crop U.S. Planted Acreage 2002 and 2003F Corn Soybeans Wheat Cotton 2000 375 254.1 173.86 517.66 2001 4.1 3.4 0.7 1.4 Dollars in billions Millions of acres

Retailers Have Significant Influence Over Grower Purchasing Decisions Source: Marketing Horizons Herbicide Recommendations General Agronomic Issues Information on Latest Seed Technologies Rely almost totally on local ag-chem dealer 35 32 27 Rely on a mix of ag-chem dealers and company reps 57 59 68 Rely almost totally on company reps 4 3 9 Don't know 4 6 6 2002 Growers 2002 Growers 2002 Growers Herbicide Recommendations General Agronomic Issues Information on Latest Seed Technologies

As Ag Market Evolves, Monsanto Offers Retailer Best High-Tech Options, Margins Commitment to retail distribution reinforced in late 1990s Roundup bulk tank system introduced Introduction of branded seed and traits to retailer portfolio Rapid uptake of biotech traits Best margin opportunities for retailers reside with new technologies High-tier Roundup WeatherMAX preserves gross margin for retailer Seeds and traits add new sales opportunities Newest biotech innovations -- including stacked traits -- add incremental value Source: Marketing Horizons - July 2002 66% 36% 48% Monsanto DEKALB/Asgrow DuPont Pioneer Syngenta NK/Novartis Seeds 0% 20% 40% 60% 80% 100% Percent rating determined by top four on a 1-10 scale (Base = 463 Retailers) "Overall, as a supplier of both crop chemicals and seeds, rate each company."

Monsanto Focuses Heavily on Improving Grower Relationships Percent of growers surveyed Source: Marketing Horizons Monsanto Asgrow/DEKALB DuPont Pioneer Syngenta Northrup King Excellent / Good 70 72 64 63 9 7 Monsanto Asgrow/DEKALB DuPont Pioneer Syngenta Northrup King 2002 2002 2002 "Overall as a supplier of both crop chemicals and seeds, rate each company."

2001 2002 2003F Seeds and Traits 900 850 1050 All Other Products 600 500 550 Roundup 1200 850 750 Total 2700 2200 2350 Gross profit ($ millions) Seeds and Traits Drive Monsanto's Future Gross Profit Trait acreage growth continues, particularly in Roundup Ready corn and stacked traits U.S. Roundup business declines from expected share and pricing losses Advanced breeding techniques in seed continue to improve yields and quality Assumes no new Brazilian or European approvals of biotech traits $2,700 $2,200 $2,350

U.S. Roundup Strategy Solidifies Brand Position in Highly Competitive Market


Roundup WEATHERMAX
Roundup ULTRA MAX
Touchdown IQ
Roundup ORIGINAL
Touchdown
Glyphomax Plus
GlyStar
Monsanto Private Labels
Glyphos Extra
ClearOut 41+
Market Value Added
Discount to WeatherMAX
Monsanto
Competitor

Source: Monsanto estimates based on market research

MONSANTO

10

Roundup Rewards Adds Significant Value to the Roundup Brand Roundup Rewards program benefits include: 30-minute rainfast warranty Performance guarantees Protection for trait investment Sales and technical service Since 1997, more than 180,000 growers have received more than $280 million in benefits Source: Roundup Rewards Assessment Study Average dollar per acre Total Area North Central East North Central West Plains South Average Dollars per Acre 3.02 3.04 2.65 3.16 3.88 Perceived Value per Acre for Roundup Rewards by Growers

While Roundup Remains Significant, Seeds and Traits Will Drive U.S. EBIT Roundup All Other Seed Trait 1998 63 17 3 17 1998 2003F Roundup All Other Seed Trait 2003 Forecast 32 16 14 38 Roundup 63% Roundup 30-35% Traits 17% Traits 35-40% Seed 3% Seed 10-15% Other Chemistries 17% Other Chemistries 15%

Technology Investment Has Boosted Branded Seed Market Position Relative Maturity (Days) Bushels/Acre Bushels/Acre Maturity Zones 95 100 105 110 115 Monsanto 174 180 180.5 173.5 165 Competitors 166.5 172 175.5 170 159.4 Group II Group III Group IV 110 115 Monsanto 54.2 52.3 43.5 173.5 165 Competitors 52.6 50.7 41.7 170 159.4 '95 '96 '97 '98 1999 2000 2001 2002 Roundup (1995 = 100) 100 92 82 79 100 93 87.8 81 U.S. Corn (1999 = 100) 100 93 88 86 1999 2000 2001 2002 Roundup (1995 = 100) 100 92 85 75.4 U.S. Corn (1999 = 100) 100 93 88 86 Source: Monsanto and industry estimates MON U.S. Soybean Unit Cost (1999 = 100) MON U.S. Soybean Yield Vs. Competitors MON U.S. Corn Unit Cost (1999 = 100) MON U.S. Corn Yield Vs. Competitors

Strong Seed Market Share Positions Enable Rapid Adoption of Monsanto Technology Source: Doane Market Research U.S. Corn Market Shares U.S. Soy Market Share 2001 2002 2001 2002 Branded 0.205 0.202 0.93 0.96 Licensed 0.11 0.12 2001 2002 2001 2002 Branded 0.101 0.121 0.46 0.6 Licensed 0.33 0.33 Trait Penetration in Monsanto Brands Market Share Trait Penetration in Monsanto Brands Market Share

U.S. trait acres grew 13% in 2002 U.S. Bollgard II cotton and YieldGard Rootworm corn launched in 2003 U.S. early order intentions for 2003 look good, particularly in corn Biotechnology Continues To Grow from Existing Traits U.S. Planted Biotech Acres Acres planted with Monsanto technology (millions) 1996 1997 1998 1999 2000 2001 2002 Soybeans 1.2 7.9 29.1 40.5 45 54.8 60 Corn 0 2.3 12.3 17.6 17.3 18.9 26 Cotton 1.8 2.7 4.8 8.2 9.7 11.2 10.4 Canola 0 0 0 0.2 0.7 0.9 0.9 Source: Monsanto estimates

Conventional Conventional RR 2000 Est. seed 18 17 17 59 herbicide 34 21 14 17 Roundup Ready 9 8.6 $52 $38 $40 Technology Herbicide Seed 1995 2002 $ per acre Roundup Ready Soybeans Conventional Soybeans Roundup Ready Soybean System Delivers Superior Value to Farmers Conventional Soybeans Source: Doane Market Research Grower System Cost

Cotton Trait Penetration Has Grown as Growers Realize Greater Value 1996 1997 1998 1999 2000 2001 2002 Bollgard 1.8 2 2 2 1.1 0.5 0.3 Bollgard 1.8 2 2 2 1.1 0.5 0.3 Stacked 0 0 0.7 2.4 4.1 5.6 4.8 Roundup Ready acres Stacked trait acres Bollgard acres Market share Rapid penetration of technology demonstrates value, cost and yield advantages for growers Value proposition most apparent in stacked traits 47% of traits sold in 2002 were stacked Millions of acres Market share

Opportunity for Corn Trait Growth Is Significant 42% Source: Sparks 2002 biotech trait penetration of total cultivated corn acres 25% 16% 36% 6% 26% 27% 35% 30% 22% 38% 48% 51% 49% 49% 3% 33% 39% 24% 53% 32% 37% 36% 36% 25% 38% 5% 15% or Less 16% - 30% 31% - 45% 45% or Greater

Grower Benefits: 90%+ grower satisfaction No. 1 reason growers use Roundup Ready corn is better weed control Growers place $9.20 more value per acre than conventional systems, reducing their cost by 5% Future: Penetration of 20M acres by 2005 would result in reduction of traditional corn herbicides by 10M acres Monsanto's U.S. corn herbicide share would increase from 18% today to 24% in 2005 Roundup Ready Corn Broadens Potential in Corn Market Un-treated weedy check Roundup Ready corn treated with Roundup 1998 1999 2000 2001 2002 Roundup Ready corn acres (including stacks) 0.9 2.1 2.7 4.6 7.8 Competitors U.S. Roundup Ready Corn Acreage Growth Millions of acres

YieldGard Rootworm Corn Is Technology Breakthrough for Corn Growers

Opportunity:

- 32 million U.S. acres infested; 15M currently treated

Commercial Strategy

- 750K to 1M acres available in 2003
- Expected average grower price of $18 per acre in Monsanto brands
  - $1-$3 increase above current premium corn rootworm insecticides

Benefits:

- Superior season-long corn rootworm control
- Broad-spectrum insect control when stacked with YieldGard corn borer
- Reduces grower input costs


YieldGard Rootworm
Control


Yield Advantage Per Acre
20
15
10
5
0
12.2 bushels per acre advantage
YieldGard Rootworm
Leading Insecticide
Untreated Check = 0

MONSANTO

20

Trait Stacking Is One-Stop Shopping for Farmer; Incremental Margin for Monsanto Corn Potential 2003F: 70% - 75% of Monsanto brands will carry one trait 30% - 35% of Monsanto brands will be stacked Grower price per acre at U.S. retail based on individual trait values Traditional Base Seed Total Roundup Trait

1996 1999 2002 * Share of U.S. Grower Input Costs: seeds, traits, herbicides, insecticides (includes all Monsanto herbicides, branded and licensed technologies sold by other seed companies) ** Monsanto traits only for cotton (no Monsanto branded seeds) U.S. Seed and Trait Expansion Has Allowed Monsanto to Earn Larger Share of Grower Purchases 8% 42% 52% Soybeans Monsanto Share* All Other: Non Monsanto Monsanto Herbicide Monsanto branded seed and traits Monsanto traits sold by others East 92.1 7 0.7 0.2 All Other - Non Monsanto Monsanto Herbicide Monsanto Branded Seed & Trait Monsanto Traits Sold by Others 2002 58 19.2 15.1 7.7 Cotton ** 10% 31% 45% Monsanto Share* All other Chem Seed traits Sold by others East 90 3 0 7 All other Chem Seed traits Sold by others East 69 11 0 20 All other Chem Seed traits Sold by others East 55 18 0 27 Source: Monsanto, industry estimates All other (non-Monsanto) inputs Monsanto branded seed and traits Monsanto herbicide Monsanto traits sold by others Corn 7% 17% 19% Monsanto Share* All other Chem Seed traits East 92.7 7.2 0 0 All other Chem Seed traits Sold by others East 83 7.6 7.6 2.2 All other Chem Seed traits Sold by others East 81 8.9 6.7 3.1

Relationships are critical at each point in the chain: Seed licensee Retailer Grower New technologies must be supported by education, service to ensure adoption What's wrapped around the product is as important as what's inside Seed and trait decisions in particular are "high touch" Continually upgrade product portfolio with technology that makes a true difference in performance Introduce innovations that raise the bar from existing solutions and create real value for growers Develop new products with input from growers - market needs inform R&D investment Success in Today's Agricultural Market Depends on Innovation, Relationships Technology "Touch"